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                                                                    EXHIBIT 99.1

                         CONSENT OF BRUCE R. BERKOWITZ

                                                                  April 23, 2002

    I hereby consent to the use of my name as a nominee for director of Safety Holdings, Inc., in its Registration Statement on Form S-1, and in all amendments and post-effective amendments or supplements thereto, including the prospectus contained therein.

                                          /S/ BRUCE R. BERKOWITZ
                                          --------------------------------------
                                          Bruce R. Berkowitz